SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   Form 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2008

                            Comtex News Network, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                     0-10541                 13-3055012
-------------------------------   ----------------------     -----------------
(State or other jurisdiction      (SEC File Number)          (I.R.S. Employer
      of incorporation)                                      Identification No.)

625 North Washington Street, Suite 301, Alexandria, Virginia         22314
------------------------------------------------------------     -------------
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:  (703) 820-2000
                                                     --------------

                                 Not Applicable
    ------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Explanatory Note.  Comtex News Network,  Inc. (the "Company") hereby amends
Item 4.01(a) of the Form 8-K dated August 4, 2008 to clarify that the Company's outside accounting firm for the fiscal year ended June 30, 2007 was Goldstein Golub Kessler LLP, certain of whose partners became partners of McGladrey & Pullen LLP on October 3, 2007. There are no other changes to the Form 8-K.

Item 4.01.        Change in Registrant's Certifying Accountant
                  --------------------------------------------

(a) On July 31, 2008, Comtex News Network, Inc. (the "Company" or the "Registrant") terminated the services of McGladrey & Pullen, LLP ("M&P") as the outside accounting firm for the Registrant. The Registrant has engaged Turner Stone & Company, LLP ("Turner Stone") as its new outside accounting firm, effective August 1, 2008.

M&P was appointed as the Registrant's independent registered public accounting firm on November 26, 2007, when Goldstein Golub Kessler LLP ("GGK") resigned as the Registrant's independent registered public accounting firm after notifying the Registrant that certain partners of GGK had become partners of M&P pursuant to a limited asset purchase agreement. The Registrant previously filed a Form 8-K on November 27, 2007 relating to the resignation of GGK.

M&P has not issued an audit report on the financial statements of the Registrant. The Registrant's Audit Committee approved the cessation of the professional relationship between the Registrant and M&P and the engagement of Turner Stone.

Since the date of appointment of M&P and the interim period through the date of this Report, the Registrant had no disagreements with M&P on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

None of the reportable events described by Item 304(a)(1)(v) of Regulation S-K has occurred.

The Registrant has provided M&P a copy of the disclosures contained in this Report, which was received by M&P on the date of this Report. The Registrant has requested M&P to furnish the Registrant with a letter in response to Item 304(a) of Regulation S-K. Such letter is included in this Report as Exhibit 16.1.

(b) Turner Stone was engaged by the Registrant on July 31, 2008 to audit the consolidated financial statements of the Registrant as of and for the year ended June 30, 2008. During the two years ended June 30, 2007 and the subsequent interim period through the date of this Report, the Registrant did not consult with Turner Stone regarding any of the matters set forth in Item 304(a)(2)(i) or
(ii) of Regulation S-K.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------
     Exhibits

     (a)  Financial Statements of Businesses Acquired. Not applicable.

     (b)  Pro Forma Financial Information. Not applicable.

     (c)  Shell Company Transactions. Not applicable.

     (d)  Exhibits.

          Exhibit Number            Exhibit Description
          --------------            -------------------
            16.1 Letter from McGladrey & Pullen, LLP regarding change in certifying accountant

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         COMTEX NEWS NETWORK, INC.


DATE:  August 15, 2008           By:     /s/ Chip Brian
                                         ------------------------------------
                                         Chip Brian
                                         President and Chief Executive Officer